EXHIBIT 24.1

                                POWER OF ATTORNEY

           The registrant and each person whose signature appears below hereby designates and appoints Randy N. McCullough and E. Peter Healey and each of them (with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for it or him and in its or his name, place and stead, in any and all capacities, to execute one or more amendments (including post-effective amendments) to this Registration Statement, which amendments may make such changes in this Registration Statement as the Attorney-in-Fact deems appropriate, and to file each such amendment to this Registration Statement together with all exhibits thereto and any and all documents in connection therewith.

           Pursuant to the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                              TITLE                                         DATE
              ---------                                              -----                                         ----
       /s/ Randy N. McCullough            President, Chief Executive Officer (Principal                    April 30, 1999
--------------------------------------    Executive Officer and Director
         Randy N. McCullough
         /s/ E. Peter Healey              Chief Financial Officer (Principal Financial                     April 30, 1999
--------------------------------------    Officer) and Director
           E. Peter Healey
        /s/ Robert J. Herman              Controller (Principal Accounting Officer)                        April 30, 1999
--------------------------------------
          Robert J. Herman
       /s/ David H. Eisenberg             Chairman of the Board                                            April 30, 1999
--------------------------------------
         David H. Eisenberg
          /s/ David B. Barr               Director                                                         April 30, 1999
--------------------------------------
            David B. Barr
       /s/ David J. Breazzano             Director                                                         April 30, 1999
--------------------------------------
         David J. Breazzano
          /s/ Jerry Winston               Director                                                         April 30, 1999
--------------------------------------
            Jerry Winston


                                POWER OF ATTORNEY

           Each person whose signature appears below hereby designates and appoints Randy N. McCullough and E. Peter Healey and each of them (with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for it or him and in its or his name, place and stead, in any and all capacities, to execute one or more amendments (including post-effective amendments) to this Registration Statement, which amendments may make such changes in this Registration Statement as the Attorney-in-Fact deems appropriate, and to file each such amendment to this Registration Statement together with all exhibits thereto and any and all documents in connection therewith.

           Pursuant to the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                          TITLE              DATE
              ---------                          -----              ----


         /s/ Wendy T. Landon                   Director       January 11, 2000
--------------------------------------
           Wendy T. Landon